(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
October 31, 2001


Merrill Lynch
EuroFund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch EuroFund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH EUROFUND


PORTFOLIO INFORMATION


As a Percentage of Stocks
As of October 31, 2001


Countries                       Percentage

Portugal                            0.8%
Spain                               5.6%
Sweden                              4.2%
Italy                               8.0%
Netherlands                        12.7%
United Kingdom                     30.3%
Finland                             2.7%
Denmark                             1.2%
Ireland                             3.1%
Switzerland                         5.6%
Germany                             8.2%
France                             17.6%



EUROPEAN STOCK MARKET PERFORMANCE


Total Return for the
Six-Month Period
Ended October 31, 2001
In US dollars*


Countries                       Percentage

Finland                           -31.6%
Germany                           -24.3%
Italy                             -23.8%
Sweden                            -20.2%
Netherlands                       -19.7%
France                            -19.5%
Spain                             -19.1%
Norway                            -18.4%
United Kingdom                    -12.7%
Denmark                           -10.7%
Switzerland                       -10.3%
Ireland                            -8.3%


Source: FTSE World
Index--Europe.

*For the six-month period ended October 31, 2001, total investment return for the FTSE World Index--Europe was -17.10%.



Merrill Lynch EuroFund, October 31, 2001


DEAR SHAREHOLDER


During the six months ended October 31, 2001, the total return for the unmanaged Morgan Stanley Capital International (MSCI) Europe Index was -16.99%. For the same period, Merrill Lynch EuroFund's Class A, Class B, Class C and Class D Shares had total returns of -14.26%, -14.73%, -14.71% and -14.34%, respectively. Fund performance was ahead of the Lipper European Region Funds Average, which returned -17.88% for the six months ended October 31, 2001. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 - 6 of this report to shareholders.)


Fiscal Year in Review
For the fiscal year ended October 31, 2001, the Fund's Class A, Class B, Class C and Class D Shares had total returns of -12.95%, -13.87%, -13.88% and -13.18%, respectively. For the same period, the MSCI Europe Index had a return of -22.85%. Fund performance was also ahead of the Lipper European Region Funds Average, which returned -25.89%. The Fund's performance outpaced the Index throughout the year as value stocks continued their return to favor. Investors focused once more on fundamentals, such as earnings and valuation, rather than on momentum and hope. The Fund maintained a predominantly defensive bias throughout most of the fiscal year, with a high focus on utilities and food producers, which was beneficial to performance. We avoided significant exposure in the areas related to technology and capital expenditure.


Investment Environment
The European equity markets endured a particularly torrid period during the last year, as the deteriorating economic outlook was reflected in the performance of leading stock prices. This was led by companies that witnessed the greatest decline over their near-term earnings, notably in the technology hardware, media and telecommunication sectors. The areas of the market that best resisted the downward pressure were the defensive sectors, such as pharmaceuticals, food producers and utilities, where earnings growth was more predictable.

Consensus expectations for European gross domestic product growth in 2001 and 2002 continued to erode throughout the period and by October 2001 were centered at around 1% growth for 2001 and 2% growth for 2002. Expectations for the slowdown in the US economy were exacerbated by the events of September 11, 2001, with a technical recession currently seen as unavoidable, although expectations are sharply divided about the pace of recovery in 2002. Consumer confidence indexes have declined significantly in the United States, as well as in Europe, as a result of growing concerns about unemployment. In Continental Europe and the United Kingdom, manufacturing is going through a recessionary period as world trade is stagnating. However, retail sales are holding up quite well, driven by lower borrowing rates.

European stock markets are currently valued at around 15 times price to expected earnings for 2002, with earnings forecasted to grow by approximately 5%. This is a reasonable valuation compared to recent history, and given the low level of interest rates, is eminently justifiable. Bond markets are currently pricing in modest expectations for growth in 2002, but have thrown off their worries about inflation. The steepening of the yield curve has been a feature for much of this year, and the key question to answer presently is about the timing, rather than the actual occurrence, of an economic recovery.


Investment Strategy
The markets continue to be significantly influenced by the lower short-term interest rates that are expected to provide the liquidity to drive an economic recovery. At October 31, 2001, the Fund's major overweighted positions included materials, utilities and commercial services, and significant underexposures in pharmaceuticals, media and technology hardware. If earnings visibility increases for the latter two sectors combined with a more attractive valuation, we may consider building positions for the Fund in these areas.



Merrill Lynch EuroFund, October 31, 2001


In Conclusion
We thank you for your investment in Merrill Lynch EuroFund, and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(James A. Macmillan)
James A. Macmillan
Vice President and Senior Portfolio Manager



December 6, 2001


The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.



THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11TH

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans - across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics - economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.



Merrill Lynch EuroFund, October 31, 2001


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual Total Return

                                     % Return Without   % Return With
                                       Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 9/30/01                    -12.54%           -17.13%
Five Years Ended 9/30/01                  +10.00             +8.82
Ten Years Ended 9/30/01                   +10.89            +10.29

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.) **Assuming maximum sales charge.


                                        % Return           % Return
                                       Without CDSC      With CDSC**
Class B Shares*

One Year Ended 9/30/01                    -13.39%           -16.66%
Five Years Ended 9/30/01                   +8.88             +8.77
Ten Years Ended 9/30/01                    +9.75             +9.75

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return          % Return
                                       Without CDSC      With CDSC**
Class C Shares*

One Year Ended 9/30/01                    -13.47%           -14.29%
Five Years Ended 9/30/01                   +8.86             +8.86
Inception (10/21/94) through 9/30/01       +9.67             +9.67

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without   % Return With
                                       Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 9/30/01                    -12.77%           -17.35%
Five Years Ended 9/30/01                   +9.72             +8.54
Inception (10/21/94) through 9/30/01      +10.54             +9.68

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch EuroFund, October 31, 2001


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in ML EuroFund++ Class A and Class B Shares* compared to a similar investment in Morgan Stanley Capital International Europe Index++++. Values illustrated are as follows :

ML EuroFund++
Class A Shares*

Date                              Value

October 1991                    $ 9,475.00
October 1992                    $ 8,821.00
October 1993                    $11,619.00
October 1994                    $13,370.00
October 1995                    $14,198.00
October 1996                    $16,876.00
October 1997                    $22,298.00
October 1998                    $25,360.00
October 1999                    $31,256.00
October 2000                    $31,731.00
October 2001                    $27,622.00


ML EuroFund++
Class B Shares*

Date                              Value

October 1991                    $10,000.00
October 1992                    $ 9,227.00
October 1993                    $12,031.00
October 1994                    $13,689.00
October 1995                    $14,390.00
October 1996                    $16,924.00
October 1997                    $22,143.00
October 1998                    $24,929.00
October 1999                    $30,403.00
October 2000                    $30,549.00
October 2001                    $26,312.00


Morgan Stanley Capital International
Europe Index++++.

Date                              Value

October 1991                    $10,000.00
October 1992                    $ 9,812.00
October 1993                    $12,330.00
October 1994                    $13,716.00
October 1995                    $15,528.00
October 1996                    $18,241.00
October 1997                    $22,981.00
October 1998                    $28,280.00
October 1999                    $31,820.00
October 2000                    $32,120.00
October 2001                    $24,782.00


A line graph illustrating the growth of a $10,000 investment in ML EuroFund++ Class C and Class D Shares* compared to a similar investment in Morgan Stanley Capital International Europe Index++++. Values illustrated are as follows :

ML EuroFund++
Class C Shares*

Date                              Value

10/21/1994                      $10,000.00
October 1994                    $10,133.00
October 1995                    $10,644.00
October 1996                    $12,512.00
October 1997                    $16,367.00
October 1998                    $18,423.00
October 1999                    $22,471.00
October 2000                    $22,581.00
October 2001                    $19,447.00


ML EuroFund++
Class D Shares*

Date                              Value

10/21/1994                      $ 9,475.00
October 1994                    $ 9,601.00
October 1995                    $10,163.00
October 1996                    $12,050.00
October 1997                    $15,887.00
October 1998                    $18,030.00
October 1999                    $22,157.00
October 2000                    $22,449.00
October 2001                    $19,490.00


Morgan Stanley Capital International
Europe Index++++.

Date                              Value

10/21/1994                      $10,000.00
October 1995                    $11,321.00
October 1996                    $13,299.00
October 1997                    $16,755.00
October 1998                    $20,619.00
October 1999                    $23,200.00
October 2000                    $23,418.00
October 2001                    $18,456.00

*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML EuroFund invests primarily in equities of corporations domiciled in European countries. Under normal market conditions, at least 80% of the Fund's net assets will be invested in European corporate securities, primarily common stocks and debt and preferred securities convertible into common stock.
++++This unmanaged capitalization-weighted Index is comprised of a representative sampling of large-, medium-, and small-capitalization companies in developed European countries. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.
Past performance is not predictive of future performance.



Merrill Lynch EuroFund, October 31, 2001


PERFORMANCE DATA (concluded)


Recent Performance Results*


                                                                   Ten Years/
                                 6 Month         12 Month      Since Inception
As of October 31, 2001         Total Return    Total Return      Total Return

ML EuroFund Class A Shares         -14.26%         -12.95%          +191.54%
ML EuroFund Class B Shares         -14.73          -13.87           +163.08
ML EuroFund Class C Shares         -14.71          -13.88           + 94.44
ML EuroFund Class D Shares         -14.34          -13.18           +105.69

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.



OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Robert C. Doll, Jr., Senior Vice President
James A. Macmillan, Vice President and Senior Portfolio Manager
Donald C. Burke, Vice President and Treasurer


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch EuroFund, October 31, 2001

SCHEDULE OF INVESTMENTS                                                                                     (in US dollars)
                    Shares                                                                                       Percent of
Industries           Held                             Investments                                     Value      Net Assets
Denmark

Services               210,516  ++ISS A/S                                                         $    9,930,120       1.2%

                                Total Investments in Denmark (Cost--$12,071,039)                       9,930,120        1.2


Finland

Forestry               894,215  Metsa-Serla Oyj 'B'                                                    5,549,340        0.7
                       698,724  Stora Enso Oyj 'R'                                                     8,496,100        1.0
                                                                                                  --------------       ----
                                                                                                      14,045,440        1.7

Telecommunications     410,863  Nokia Oyj (Series A)                                                   8,596,594        1.0
Equipment

                                Total Investments in Finland (Cost--$24,025,939)                      22,642,034        2.7


France

Automobiles            407,304  PSA Peugeot Citroen                                                   16,563,671        2.0

Banking                254,702  BNP Paribas SA                                                        21,197,492        2.5

Building               100,864  Compagnie de Saint Gobain                                             14,036,048        1.7
Materials               98,058  Lafarge SA (Ordinary)                                                  8,717,267        1.0
                                                                                                  --------------       ----
                                                                                                      22,753,315        2.7

Energy                 160,368  TotalFinaElf SA 'B'                                                   22,533,179        2.7

Financial              177,298  Eurazeo                                                                9,094,477        1.1
Services

Hotels,                164,864  Accor SA                                                               5,177,951        0.6
Restaurants &
Leisure

Pharmaceuticals        392,025  Aventis SA                                                            28,865,673        3.4

Steel                  702,941  Usinor SA                                                              7,407,726        0.9

Utilities              391,350  Suez SA                                                               12,312,439        1.4

                                Total Investments in France (Cost--$117,567,764)                     145,905,923       17.3


Germany

Banking                218,660  Bayerische Hypo-und Vereinsbank AG                                     6,656,811        0.8

Capital Goods          343,511  Kloeckner-Werke AG                                                     5,569,206        0.7
                       341,820  Thyssen Krupp AG                                                       3,679,133        0.4
                                                                                                  --------------       ----
                                                                                                       9,248,339        1.1

Chemicals              399,881  Bayer AG                                                              11,741,634        1.4
                       199,050  Henkel KGaA (Preferred)                                               11,743,124        1.4
                                                                                                  --------------       ----
                                                                                                      23,484,758        2.8


Merrill Lynch EuroFund, October 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)
                    Shares                                                                                       Percent of
Industries           Held                             Investments                                     Value      Net Assets
Germany (concluded)

Telecommunications     468,192  Deutsche Telekom AG (Registered Shares)                           $    7,211,079       0.8%

Utilities              404,664  E.On AG                                                               21,139,890        2.5

                                Total Investments in Germany (Cost--$79,446,689)                      67,740,877        8.0


Ireland

Banking              2,186,397  Bank of Ireland                                                       19,555,028        2.3

Financial Services     583,890  Irish Life & Permanent PLC                                             6,179,439        0.8

                                Total Investments in Ireland (Cost--$22,204,521)                      25,734,467        3.1


Italy

Banking              6,911,839  Intesa BCI SpA                                                        16,186,283        1.9

Energy               1,794,731  ENI SpA                                                               22,501,878        2.7

Insurance              538,852  Assicurazioni Generali                                                14,778,725        1.8

Telecommunications   2,638,840  Telecom Italia SpA (Registered Shares)                                12,787,201        1.5

                                Total Investments in Italy (Cost--$75,238,341)                        66,254,087        7.9


Netherlands

Banking                677,998  ABN AMRO Holding NV                                                   10,357,011        1.2

Chemicals              478,231  Akzo Nobel NV                                                         19,620,328        2.3

Energy                 410,076  Royal Dutch Petroleum Company                                         20,868,583        2.5

Financial              629,981  ING Groep NV                                                          15,717,642        1.9
Services

Household              565,107  Koninklijke (Royal) Philips Electronics NV                            12,846,955        1.5
Durables

Media                  394,386  Wolters Kluwer NV 'A'                                                  8,283,811        1.0

Services               866,542  Buhrmann NV                                                            5,471,266        0.6
                       428,812  Vedior NV 'A'                                                          3,939,556        0.5
                                                                                                  --------------       ----
                                                                                                       9,410,822        1.1

Wholesale Trade        148,764  Hagemeyer NV                                                           2,130,469        0.3
                       327,079  Internatio-Muller NV                                                   6,024,571        0.7
                                                                                                  --------------       ----
                                                                                                       8,155,040        1.0

                                Total Investments in the Netherlands (Cost--$115,441,149)            105,260,192       12.5


Merrill Lynch EuroFund, October 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)
                    Shares                                                                                       Percent of
Industries           Held                             Investments                                     Value      Net Assets
Portugal

Utilities            2,866,762  Electricidade de Portugal, SA (EDP)                               $    6,894,187       0.8%

                                Total Investments in Portugal (Cost--$7,429,500)                       6,894,187        0.8


Spain

Energy                 758,454  Repsol-YPF, SA                                                        10,998,546        1.3

Telecommunications   1,314,618  ++Telefonica SA                                                       15,795,580        1.9

Utilities            1,246,556  Endesa SA                                                             19,087,141        2.2

                                Total Investments in Spain (Cost--$59,447,032)                        45,881,267        5.4


Sweden

Automotive             292,412  Volvo AB 'B'                                                           4,069,374        0.5

Banking              1,519,904  Skandinaviska Enskilda Banken (SEB) 'A'                               11,647,814        1.4

Consumer Goods       1,059,716  Electrolux AB 'B'                                                     12,754,697        1.5

Telecommunications   1,472,644  Telefonaktiebolaget LM Ericsson AB 'B'                                 6,397,502        0.7
Equipment

                                Total Investments in Sweden (Cost--$45,325,466)                       34,869,387        4.1


Switzerland

Insurance               30,812  Zurich Financial Services AG                                           7,057,191        0.8

Pharmaceuticals        490,730  Novartis AG (Registered Shares)                                       18,377,206        2.2
                       201,630  Roche Holding AG                                                      13,984,076        1.6
                                                                                                  --------------       ----
                                                                                                      32,361,282        3.8

Telecommunications      23,016  Swisscom AG (Registered Shares)                                        6,392,159        0.8

                                Total Investments in Switzerland (Cost--$59,775,535)                  45,810,632        5.4


Merrill Lynch EuroFund, October 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)
                    Shares                                                                                       Percent of
Industries           Held                             Investments                                     Value      Net Assets
United Kingdom

Aerospace &          2,001,951  British Aerospace PLC                                             $    9,724,201       1.1%
Defense

Banking                701,616  Abbey National PLC                                                    10,438,284        1.2
                       911,300  Barclays PLC                                                          27,433,784        3.3
                     1,539,508  HSBC Holdings PLC                                                     16,870,160        2.0
                       991,455  Lloyds TSB Group PLC                                                  10,006,599        1.2
                                                                                                  --------------       ----
                                                                                                      64,748,827        7.7

Building &           1,231,469  Hanson PLC                                                             8,435,258        1.0
Construction

Consumer Goods       3,671,558  Unilever PLC                                                          26,671,036        3.2

Engineering          2,244,067  Rolls-Royce PLC                                                        4,879,002        0.6

Hotels,                555,237  Six Continents PLC                                                     5,046,757        0.6
Restaurants &
Leisure

Insurance              832,447  CGNU PLC                                                               9,987,678        1.2
                       783,637  Prudential Corporation PLC                                             8,205,432        1.0
                       681,117  Royal & Sun Alliance Insurance Group PLC                               3,704,651        0.4
                                                                                                  --------------       ----
                                                                                                      21,897,761        2.6

Metals & Mining        870,347  Anglo American PLC                                                    11,138,562        1.3

Retail               1,718,700  Boots Company PLC                                                     15,122,008        1.8
                     3,148,772  J Sainsbury PLC                                                       17,218,014        2.1
                     1,476,771  Kingfisher PLC                                                         6,872,538        0.8
                     1,018,599  Safeway PLC                                                            5,184,720        0.6
                                                                                                  --------------       ----
                                                                                                      44,397,280        5.3

Security             3,118,979  Chubb PLC                                                              6,361,643        0.8

Telecommunications   3,457,835  British Telecommunications PLC                                        17,499,978        2.1
                     9,632,505  Vodafone Group PLC                                                    22,273,598        2.6
                                                                                                  --------------       ----
                                                                                                      39,773,576        4.7

Transportation         961,238  BAA PLC                                                                7,681,481        0.9
Infrastructure

                                Total Investments in the United Kingdom (Cost--$269,810,093)         250,755,384       29.8


Merrill Lynch EuroFund, October 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US dollars)
                      Face                                                                                       Percent of
                     Amount                      Short-Term Securities                                Value      Net Assets
Short-Term Securities

Repurchase       US$ 2,920,000  UBS Warburg Corp. LLC, purchased on 10/31/2001 to yield
Agreements*                     2.55% to 11/01/2001                                               $    2,920,000       0.4%

                                Total Investments in Short-Term Securities (Cost--$2,920,000)          2,920,000        0.4


Total Investments (Cost--$890,703,068)                                                               830,598,557       98.6
Other Assets Less Liabilities                                                                         11,913,639        1.4
                                                                                                  --------------     ------
Net Assets                                                                                        $  842,512,196     100.0%
                                                                                                  ==============     ======

++Non-income producing security.
*Repurchase Agreements are fully collateralized by US Government &
Agency Obligations.

See Notes to Financial Statements.


PORTFOLIO INFORMATION


As of October 31, 2001
                                  Percent of
Ten Largest Equity Holdings       Net Assets

Aventis SA                           3.4%
Barclays PLC                         3.3
Unilever PLC                         3.2
TotalFinaElf SA 'B'                  2.7
ENI SpA                              2.7
Vodafone Group PLC                   2.6
BNP Paribas SA                       2.5
E.On AG                              2.5
Royal Dutch Petroleum Company        2.5
Akzo Nobel NV                        2.3


                                  Percent of
Five Largest Industries           Net Assets

Banking                             17.8%
Telecommunications                   9.7
Energy                               9.2
Pharmaceuticals                      7.2
Utilities                            6.9



Merrill Lynch EuroFund, October 31, 2001


FINANCIAL INFORMATION


Statement of Assets and Liabilities as of October 31, 2001
Assets:         Investments, at value (identified cost--$890,703,068)                                        $  830,598,557
                Cash                                                                                                    364
                Foreign cash                                                                                     12,874,851
                Receivables:
                   Dividends                                                               $    2,782,471
                   Beneficial interest sold                                                       430,594
                   Securities sold                                                                120,048
                   Interest                                                                           207         3,333,320
                                                                                           --------------
                Prepaid registration fees and other assets                                                           60,657
                                                                                                             --------------
                Total assets                                                                                    846,867,749
                                                                                                             --------------

Liabilities:    Payables:
                   Beneficial interest redeemed                                                 2,165,105
                   Securities purchased                                                           603,638
                   Investment adviser                                                             577,552
                   Distributor                                                                    325,810         3,672,105
                                                                                           --------------
                Accrued expenses and other liabilities                                                              683,448
                                                                                                             --------------
                Total liabilities                                                                                 4,355,553
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $  842,512,196
                                                                                                             ==============

Net Assets      Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:     number of shares authorized                                                                  $    2,337,300
                Class B Shares of beneficial interest, $.10 par value, unlimited
                number of shares authorized                                                                       2,473,721
                Class C Shares of beneficial interest, $.10 par value, unlimited
                number of shares authorized                                                                         307,471
                Class D Shares of beneficial interest, $.10 par value, unlimited
                number of shares authorized                                                                       2,329,787
                Paid-in capital in excess of par                                                                987,706,575
                Undistributed investment income--net                                                              4,777,645
                Accumulated realized capital losses on investments and foreign
                currency transactions--net                                                                     (78,062,171)
                Accumulated distributions in excess of realized capital gains on
                investments and foreign currency transactions--net                                             (19,153,315)
                Unrealized depreciation on investments and foreign currency
                transactions--net                                                                              (60,204,817)
                                                                                                             --------------
                Net assets                                                                                   $  842,512,196
                                                                                                             ==============

Net Asset       Class A--  Based on net assets of $281,108,513 and 23,373,002 shares
Value:                     of beneficial interest outstanding                                                $        12.03
                                                                                                             ==============
                Class B--  Based on net assets of $253,646,112 and 24,737,205 shares
                           of beneficial interest outstanding                                                $        10.25
                                                                                                             ==============
                Class C--  Based on net assets of $30,838,460 and 3,074,709 shares
                           of beneficial interest outstanding                                                $        10.03
                                                                                                             ==============
                Class D--  Based on net assets of $276,919,111 and 23,297,872 shares
                           of beneficial interest outstanding                                                $        11.89
                                                                                                             ==============

See Notes to Financial Statements.


Merrill Lynch EuroFund, October 31, 2001


FINANCIAL INFORMATION (continued)


Statement of Operations for the Year Ended October 31, 2001
Investment      Dividends (net of $3,447,528 foreign withholding tax)                                        $   28,622,464
Income:         Interest                                                                                             95,013
                                                                                                             --------------
                Total income                                                                                     28,717,477
                                                                                                             --------------

Expenses:       Investment advisory fees                                                   $    8,047,212
                Account maintenance and distribution fees--Class B                              3,931,973
                Transfer agent fees--Class B                                                      795,794
                Account maintenance fees--Class D                                                 768,821
                Transfer agent fees--Class A                                                      597,567
                Custodian fees                                                                    561,129
                Transfer agent fees--Class D                                                      552,651
                Accounting services                                                               476,735
                Account maintenance and distribution fees--Class C                                387,856
                Professional fees                                                                 140,775
                Printing and shareholder reports                                                   89,588
                Transfer agent fees--Class C                                                       83,301
                Trustees' fees and expenses                                                        53,020
                Registration fees                                                                  35,811
                Pricing fees                                                                        5,734
                Other                                                                              43,068
                                                                                           --------------
                Total expenses                                                                                   16,571,035
                                                                                                             --------------
                Investment income--net                                                                           12,146,442
                                                                                                             --------------

Realized &      Realized gain (loss) from:
Unrealized         Investments--net                                                          (86,808,385)
Gain (Loss) on     Foreign currency transactions--net                                           1,377,417      (85,430,968)
Investments &                                                                              --------------
Foreign         Change in unrealized appreciation/depreciation on:
Currency           Investments--net                                                          (60,408,835)
Transactions--     Foreign currency transactions--net                                            (39,125)      (60,447,960)
Net:                                                                                       --------------    --------------
                Net Decrease in Net Assets Resulting from Operations                                         $(133,732,486)
                                                                                                             ==============

See Notes to Financial Statements.


Merrill Lynch EuroFund, October 31, 2001


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets


                                                                                                  For the Year Ended
                                                                                                      October 31,
Increase (Decrease) in Net Assets:                                                               2001               2000
Operations:     Investment income--net                                                     $   12,146,442     $  19,866,349
                Realized gain (loss)on investments and foreign currency
                transactions--net                                                            (85,430,968)        42,789,122
                Change in unrealized appreciation/depreciation on investments
                and foreign currency transactions--net                                       (60,447,960)      (54,854,446)
                                                                                           --------------    --------------
                Net increase (decrease) in net assets resulting from operations             (133,732,486)         7,801,025
                                                                                           --------------    --------------

Dividends &     Investment income--net:
Distributions      Class A                                                                             --      (11,202,253)
to                 Class B                                                                             --       (8,390,029)
Shareholders:      Class C                                                                             --         (651,595)
                   Class D                                                                             --       (6,514,765)
                In excess of investment income--net:
                   Class A                                                                             --         (273,935)
                   Class B                                                                             --         (205,166)
                   Class C                                                                             --          (15,934)
                   Class D                                                                             --         (159,309)
                Realized gain on investments--net:
                   Class A                                                                   (12,997,852)      (81,857,581)
                   Class B                                                                   (15,024,775)     (118,463,552)
                   Class C                                                                    (1,464,071)       (8,717,790)
                   Class D                                                                   (11,182,069)      (53,801,676)
                In excess of realized gain on investments--net:
                   Class A                                                                    (6,121,453)                --
                   Class B                                                                    (7,076,050)                --
                   Class C                                                                      (689,517)                --
                   Class D                                                                    (5,266,295)                --
                                                                                           --------------    --------------
                Net decrease in net assets resulting from dividends and
                distributions to shareholders                                                (59,822,082)     (290,253,585)
                                                                                           --------------    --------------

Beneficial      Net decrease in net assets derived from beneficial interest
Interest        transactions                                                                (187,168,558)     (208,110,094)
Transactions:                                                                              --------------    --------------

Net Assets:     Total decrease in net assets                                                (380,723,126)     (490,562,654)
                Beginning of year                                                           1,223,235,322     1,713,797,976
                                                                                           --------------    --------------
                End of year*                                                               $  842,512,196    $1,223,235,322
                                                                                           ==============    ==============

                *Undistributed investment income--net                                      $    4,777,645                --
                                                                                           ==============    ==============

See Notes to Financial Statements.


Merrill Lynch EuroFund, October 31, 2001


FINANCIAL INFORMATION (continued)


Financial Highlights

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                          Class A
                                                                                    For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $   14.56    $   17.24    $   17.52    $   18.47    $   16.67
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net++                            .22          .28          .28          .40          .26
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                (1.98)        (.07)         3.11         1.73         4.31
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                 (1.76)          .21         3.39         2.13         4.57
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                            --        (.35)        (.63)        (.12)        (.44)
                   In excess of investment income--net               --        (.01)           --           --        (.15)
                   Realized gain on investments--net              (.52)       (2.53)       (3.04)       (2.96)       (2.18)
                   In excess of realized gain on
                   investments--net                               (.25)           --           --           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.77)       (2.89)       (3.67)       (3.08)       (2.77)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $   12.03    $   14.56    $   17.24    $   17.52    $   18.47
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             (12.95%)        1.52%       23.25%       13.73%       32.13%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          1.06%         .97%         .97%        1.00%        1.03%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                            1.59%        1.84%        1.70%        2.21%        1.53%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $ 281,109    $ 368,995    $ 567,273    $ 691,197    $ 563,098
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               37.77%      100.17%       61.12%       78.75%       92.65%
                                                              =========    =========    =========    =========    =========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.


Merrill Lynch EuroFund, October 31, 2001


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                          Class B
                                                                                    For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $   12.48    $   15.15    $   15.79    $   16.92    $   15.47
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net++                            .07          .12          .10          .17          .07
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                (1.70)        (.08)         2.76         1.60         3.99
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                 (1.63)          .04         2.86         1.77         4.06
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                            --        (.18)        (.46)           --        (.32)
                   In excess of investment income--net               --       --++++           --           --        (.11)
                   Realized gain on investments--net              (.41)       (2.53)       (3.04)       (2.90)       (2.18)
                   In excess of realized gain on
                   investments--net                               (.19)           --           --           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.60)       (2.71)       (3.50)       (2.90)       (2.61)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $   10.25    $   12.48    $   15.15    $   15.79    $   16.92
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             (13.87%)         .48%       21.96%       12.58%       30.84%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          2.08%        1.99%        2.00%        2.03%        2.06%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                             .62%         .90%         .70%        1.07%         .45%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $ 253,646    $ 481,876    $ 730,361    $ 787,595    $ 811,859
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               37.77%      100.17%       61.12%       78.75%       92.65%
                                                              =========    =========    =========    =========    =========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.


Merrill Lynch EuroFund, October 31, 2001


FINANCIAL INFORMATION (continued)


Financial Highlights (continued)

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                          Class C
                                                                                    For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $   12.25    $   14.93    $   15.66    $   16.82    $   15.45
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net++                            .07          .11          .10          .19          .07
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                (1.67)        (.07)         2.72         1.56         3.97
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                 (1.60)          .04         2.82         1.75         4.04
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                            --        (.19)        (.51)           --        (.36)
                   In excess of investment income--net               --       --++++           --           --        (.13)
                   Realized gain on investments--net              (.42)       (2.53)       (3.04)       (2.91)       (2.18)
                   In excess of realized gain on
                   investments--net                               (.20)           --           --           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.62)       (2.72)       (3.55)       (2.91)       (2.67)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $   10.03    $   12.25    $   14.93    $   15.66    $   16.82
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             (13.88%)         .49%       21.97%       12.56%       30.81%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          2.10%        2.00%        2.01%        2.04%        2.08%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                             .58%         .88%         .67%        1.18%         .43%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $  30,838    $  43,736    $  52,742    $  51,671    $  22,260
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               37.77%      100.17%       61.12%       78.75%       92.65%
                                                              =========    =========    =========    =========    =========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.


Merrill Lynch EuroFund, October 31, 2001


FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                          Class D
                                                                                    For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $   14.40    $   17.07    $   17.39    $   18.35    $   16.57
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net++                            .18          .25          .24          .36          .20
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                (1.96)        (.08)         3.08         1.72         4.31
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                 (1.78)          .17         3.32         2.08         4.51
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions:
                   Investment income--net                            --        (.30)        (.60)        (.08)        (.41)
                   In excess of investment income--net               --        (.01)           --           --        (.14)
                   Realized gain on investments--net              (.50)       (2.53)       (3.04)       (2.96)       (2.18)
                   In excess of realized gain on
                   investments--net                               (.23)           --           --           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions                 (.73)       (2.84)       (3.64)       (3.04)       (2.73)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $   11.89    $   14.40    $   17.07    $   17.39    $   18.35
                                                              =========    =========    =========    =========    =========
Total           Based on net asset value per share             (13.18%)        1.32%       22.89%       13.49%       31.84%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          1.31%        1.22%        1.22%        1.25%        1.28%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                            1.36%        1.65%        1.48%        2.01%        1.21%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $ 276,919    $ 328,628    $ 363,422    $ 316,287    $ 150,474
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               37.77%      100.17%       61.12%       78.75%       92.65%
                                                              =========    =========    =========    =========    =========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.



Merrill Lynch EuroFund, October 31, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch EuroFund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write covered call options and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.



Merrill Lynch EuroFund, October 31, 2001


NOTES TO FINANCIAL STATEMENTS (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. At October 31, 2001, no debt securities were held by the Fund.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counter-party agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the couterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for foreign currency transactions.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $7,368,797 have been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75% on an annual basis of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee computed at the rate of .15% of the average daily net assets of the Fund for providing investment advisory services to MLIM with respect to the Fund. For the year ended October 31, 2001, MLIM paid MLAM U.K. a fee of $1,411,440 pursuant to such agreement.



Merrill Lynch EuroFund, October 31, 2001


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account       Distribution
                                 Maintenance Fee        Fee

Class B                              .25%               .75%
Class C                              .25%               .75%
Class D                              .25%                 --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                        FAMD          MLPF&S

Class A                                $  542        $ 6,874
Class D                                $6,056        $86,842


For the year ended October 31, 2001, MLPF&S received contingent deferred sales charges of $381,629 and $8,173 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $6,645 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $16,803 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended October 31, 2001, the Fund reimbursed MLIM an aggregate of $106,835 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2001 were $402,396,017 and $631,638,197, respectively.

Net realized gains (losses) for the year ended October 31, 2001 and net unrealized losses as of October 31, 2001 were as follows:


                                      Realized         Unrealized
                                   Gains (Losses)        Losses

Long-term investments             $ (86,808,385)   $ (60,104,511)
Foreign currency transactions          1,377,417        (100,306)
                                  --------------   --------------
Total                             $ (85,430,968)   $ (60,204,817)
                                  ==============   ==============


As of October 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $68,887,943, of which $69,806,116 related to appreciated securities and $138,694,059 related to depreciated securities. At October 31, 2001, the aggregate cost of investments, for Federal income tax purposes was $899,486,500.


4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $187,168,558 and $208,110,094 for the years ended October 31, 2001 and 2000, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                              Dollar
Ended October 31, 2001                    Shares         Amount

Shares sold                            7,571,130     $  103,785,678
Shares issued to shareholders
in reinvestment of distributions       1,165,628         16,703,449
                                    ------------     --------------
Total issued                           8,736,758        120,489,127
Shares redeemed                     (10,704,246)      (147,909,220)
                                    ------------     --------------
Net decrease                         (1,967,488)     $ (27,420,093)
                                    ============     ==============


Class A Shares for the Year                              Dollar
Ended October 31, 2000                    Shares         Amount

Shares sold                            7,395,283     $  108,550,285
Shares issued to shareholders
in reinvestment of dividends
and distributions                      5,713,176         81,698,419
                                    ------------     --------------
Total issued                          13,108,459        190,248,704
Shares redeemed                     (20,671,073)      (297,813,177)
                                    ------------     --------------
Net decrease                         (7,562,614)     $(107,564,473)
                                    ============     ==============



Merrill Lynch EuroFund, October 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


Class B Shares for the Year                              Dollar
Ended October 31, 2001                    Shares         Amount

Shares sold                            2,240,032     $   27,456,236
Shares issued to shareholders
in reinvestment of distributions       1,576,405         19,437,078
                                    ------------     --------------
Total issued                           3,816,437         46,893,314
Shares redeemed                     (12,062,172)      (143,006,927)
Automatic conversion of shares       (5,619,407)       (62,463,273)
                                    ------------     --------------
Net decrease                        (13,865,142)     $(158,576,886)
                                    ============     ==============



Class B Shares for the Year                              Dollar
Ended October 31, 2000                    Shares         Amount

Shares sold                            6,738,055     $   86,287,195
Shares issued to shareholders
in reinvestment of dividends
and distributions                      9,022,003        111,602,182
                                    ------------     --------------
Total issued                          15,760,058        197,889,377
Shares redeemed                     (20,639,772)      (260,694,124)
Automatic conversion of shares       (4,719,326)       (59,726,260)
                                    ------------     --------------
Net decrease                         (9,599,040)     $(122,531,007)
                                    ============     ==============



Class C Shares for the Year                              Dollar
Ended October 31, 2001                    Shares         Amount

Shares sold                            1,152,533     $   13,584,343
Shares issued to shareholders
in reinvestment of distributions         160,261          1,932,744
                                    ------------     --------------
Total issued                           1,312,794         15,517,087
Shares redeemed                      (1,808,990)       (21,101,843)
                                    ------------     --------------
Net decrease                           (496,196)     $  (5,584,756)
                                    ============     ==============



Class C Shares for the Year                              Dollar
Ended October 31, 2000                    Shares         Amount

Shares sold                            1,789,088     $   22,260,080
Shares issued to shareholders
in reinvestment of dividends
and distributions                        691,421          8,393,845
                                    ------------     --------------
Total issued                           2,480,509         30,653,925
Shares redeemed                      (2,442,593)       (30,297,168)
                                    ------------     --------------
Net increase                              37,916     $      356,757
                                    ============     ==============



Class D Shares for the Year                              Dollar
Ended October 31, 2001                    Shares         Amount

Shares sold                            4,085,670     $   55,008,070
Automatic conversion of shares         4,857,192         62,463,273
Shares issued to shareholders
in reinvestment of distributions       1,009,379         14,323,097
                                    ------------     --------------
Total issued                           9,952,241        131,794,440
Shares redeemed                      (9,481,636)      (127,381,263)
                                    ------------     --------------
Net increase                             470,605     $    4,413,177
                                    ============     ==============



Class D Shares for the Year                              Dollar
Ended October 31, 2000                    Shares         Amount

Shares sold                            3,076,783     $   45,292,754
Automatic conversion of shares         4,111,701         59,726,260
Shares issued to shareholders
in reinvestment of dividends
and distributions                      3,649,408         51,712,108
                                    ------------     --------------
Total issued                          10,837,892        156,731,122
Shares redeemed                      (9,296,428)      (135,102,493)
                                    ------------     --------------
Net increase                           1,541,464     $   21,628,629
                                    ============     ==============


5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended October 31, 2001.


6. Capital Loss Carryforward:
At October 31, 2001, the Fund had a net capital loss carryforward of approximately $93,740,000, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


7. Commitments:
At October 31, 2001, the Fund had outstanding foreign exchange contracts under which it had agreed to purchase foreign currency with an approximate value of $455,000.



Merrill Lynch EuroFund, October 31, 2001


INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch EuroFund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch EuroFund as of October 31, 2001, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented.These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch EuroFund as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
December 11, 2001


IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch EuroFund during its taxable year ended
October 31, 2001:
                                                    Foreign     Foreign Taxes    Long-Term
                       Record        Payable         Source        Paid or        Capital
                        Date           Date          Income        Withheld        Gains*
Class A               12/13/00       12/19/00       $.264706       $.054768       $.503449
Class B               12/13/00       12/19/00       $.096447       $.054768       $.503449
Class C               12/13/00       12/19/00       $.120782       $.054768       $.503449
Class D               12/13/00       12/19/00       $.226471       $.054768       $.503449


*All of the long-term capital gains distributions are subject to a maximum 20% tax rate.

The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends and for interest received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign source taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.